UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4427

Waddell & Reed Advisors Municipal High Income Fund, Inc.

 (Exact name of registrant as specified in charter)

6300 Lamar Avenue, Overland Park, Kansas 66202

(Address of principal executive offices) (Zip code)

Kristen A. Richards
6300 Lamar Avenue
Overland Park, Kansas 66202

 (Name and address of agent for service)

Registrant's telephone number, including area code: 913-236-2000

Date of fiscal year end: September 30

Date of reporting period: September 30, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report

      SEPTEMBER 30, 2004

Waddell & Reed Advisors Municipal High Income Fund

CONTENTS

3	President's Letter
5	Manager's Discussion
8	Illustration of Fund Expenses
10	Portfolio Highlights
12	Investments
28	Statement of Assets and Liabilities
29	Statement of Operations
30	Statement of Changes in Net Assets
31	Financial Highlights
35	Notes to Financial Statements
40	Report of Independent Registered Public Accounting Firm
41	Income Tax Information
42	Directors and Officers
47	Annual Privacy Notice
49	Proxy Voting Information
50	Quarterly Portfolio Schedule Information
51	Householding Notice

This report is submitted for the general information of the shareholders of Waddell & Reed Advisors Municipal High Income Fund, Inc. It is not authorized for distribution to prospective investors unless preceded or accompanied by a current Waddell & Reed Advisors Municipal High Income Fund, Inc. prospectus and current Fund performance information.

President's Letter

      September 30, 2004

DEAR SHAREHOLDER:

The 12-month period ended September 30, 2004 offered positive results for most investors. The last calendar quarter of 2003 showed exceptionally strong economic and market gains, while most of 2004 yielded considerably more restrained performance. Overall stock market returns were still substantial, with the S&P 500 returning 13.87 percent for the 12-month period. Bonds also showed positive performance during the period, with the Lehman Brothers U.S. Credit Index returning 4.43 percent for the 12 months.

Ups and Downs in a Year of Contrasts

A flurry of activity sent the economy and market spiraling upward in the last quarter of 2003. The Jobs and Growth Tax Relief Reconciliation Act accelerated income tax reductions, provided parents with advance payments of child tax credits and slashed dividend and capital gains tax rates. The Federal Reserve Board cut interest rates to historic lows. Government spending increased significantly, and the Treasury engineered a decline in the value of the dollar. All of this fiscal and monetary stimulus had the intended effect: the economy improved sharply, with GDP rising significantly. Corporate profits rose, the stock market experienced a huge rally and the year ended on a high note.

As 2004 unfolded, uncertainties began to cloud the landscape. The situation in Iraq, the anticipation of rising interest rates and concern over a possible economic slowdown in China all played a role in muting market returns. In addition, the Federal Reserve Board went into tightening mode, raising interest rates on June 30 for the first time in nearly four years. As the period came to a close, the high price of oil picked the pockets of both consumers and corporations and acted as a drag on economic growth. Election uncertainty, hurricanes and talk about the economy hitting a "soft spot" also shook investor confidence.

The Next 12 Months

Looking ahead, we are reasonably optimistic about the economy and the markets. While economic growth certainly slowed in 2004, that wasn't entirely unexpected. The previous growth rate - fueled by the combination of tax cuts, higher government spending and interest rate reductions mentioned above - was, in our view, unsustainably high. Now that we've passed the one-year anniversary of the government's stimulus package, we feel that we can expect lower, but still respectable, economic growth. We see GDP expanding in the 3 percent range, steady job creation, relatively tame inflation and continued strength in corporate earnings.

However, we do anticipate some moderation in the growth of the economy due to higher energy prices and the slow tightening of monetary policy. But as long as inflation remains in check, we do not expect the Fed to aggressively raise interest rates. A gradual rise seems much more likely in our opinion.

As for the markets, we think that many of the current uncertainties will be resolved and that investors will once again focus on the positives: strong corporate earnings, ongoing job creation and solid economic growth. History suggests that the stock market generally follows corporate profit trends, which are currently positive. Once the overhangs, such as election uncertainty and rising energy prices, are out of the way, we believe stock prices should follow earnings and show moderate but solid gains.

Keep in mind, however, that uncertainty is a core feature of the financial markets. That's why we believe that adhering to the fundamental principles of investing is the best way to achieve your long-term financial goals. By investing regularly and diversifying your portfolio among different asset classes and investment styles, you can maximize the potential for return and help reduce risk. You'll also be better equipped to handle market volatility.

Your financial advisor can help you with these strategies and work with you to develop and maintain a customized investment plan based on your individual situation. We believe that focusing on that plan, despite the swings of the market, can be your key to a sound financial future.

Questions and Comments

In the following pages of this report, your portfolio manager discusses factors that affected your Fund's performance over the past 12 months and offers insights into his outlook for the future. If you have any questions or comments regarding this annual report or your investment in Waddell & Reed Advisors Funds, please contact your financial advisor or call us at 1.888.WADDELL. You can visit us online at www.waddell.com for the most current performance information.

Thank you for your continuing confidence in the Waddell & Reed Advisors Funds.

Respectfully,

Henry J. Herrmann, CFA
President

The opinions expressed in this letter are those of the President of the Fund and are current only through the end of the period of the report as stated on the cover. The President's views are subject to change at any time based on market and other conditions and no forecasts can be guaranteed.

Manager's Discussion of Municipal High Income Fund

      September 30, 2004

An interview with Mark J. Otterstrom, CFA, portfolio manager of Waddell & Reed Advisors Municipal High Income Fund

The following discussion, graphs and tables provide you with information regarding the Fund's performance for the fiscal year ended September 30, 2004.

How did the Fund perform during the last fiscal year?

The Fund's Class A shares increased 2.13 percent for the fiscal year, including the impact of sales load and, without the sales load impact, increased 6.66 percent for the fiscal year. This compares with the Lehman Brothers Municipal Bond Index (reflecting the performance of securities that generally represent the municipal bond market), which increased 4.59 percent for the period, and the Lipper High Yield Municipal Debt Funds Universe Average (reflecting the performance of funds with similar investment objectives), which increased 5.93 percent for the period. It should be noted that the values for the benchmark index and the Lipper category do not reflect a sales load.

What affected Fund performance, relative to its benchmark index, during the fiscal year?

Over the last 12 months, we began to increase our exposure to yield product. As the U.S. economic environment improved, credit spreads for higher-yielding municipal bonds narrowed significantly. During the fourth quarter of 2003, we began lowering our exposure to high-quality, general-market municipal bonds. While the majority of our new purchases continued to be low investment-grade bonds, we added to our holdings of high-yield hospital, special tax and education-revenue bonds. We were also successful in identifying "fallen angels" within the healthcare sector. These credits rebounded in market value as new managements continued to improve operations. Through our credit selection process, we were able to enhance our shareholders' total return while maintaining good credit quality for the Fund.

What other market conditions or events influenced the Fund's performance during the fiscal year?

Traditionally, one of the main contributors to the Fund's total return is the pre-refunding of bonds held by the Fund. Typically, when a municipal bond is pre-refunded, it is converted from a long duration, lower-credit quality bond into a short duration, higher-credit quality bond. The act of shorting duration while at the same time increasing credit quality typically allows for a very substantial market price appreciation. Over the last 12 months, we had a number of our holdings go through this process.

Another event that influenced the Fund's performance was that the Federal Reserve began its tightening cycle earlier this year, which resulted in a flattening of the yield curve. The Fund maintained an historically short duration over the last 12 months. This shortened duration helped protect the Fund from larger market value declines that resulted from the upward movement in yields.

What strategies and techniques did you employ that specifically affected the Fund's performance?

There was a concerted effort to change the shape of the maturity structure within the portfolio. We gave the portfolio more of a "barbell" look. The Fund now has a larger percentage of high quality, short-duration bonds that we feel provide the Fund with ample liquidity if needed. The Fund also owns higher coupon, low-investment-grade bonds that provide increased tax-exempt income while possessing what we feel are good pre-refunding characteristics.

Cash reserves within the Fund have been kept higher than normal in an effort to help manage our duration while providing liquidity for possible redemptions. These higher cash reserves had a dampening effect on the tax-exempt income provided by the Fund. To help offset these higher cash reserves, we increased our use of secondary derivatives within the Fund. These secondary derivatives allowed us to take advantage of a very steep yield curve to increase our tax-exempt income while taking very little credit risk. These bonds performed exceptionally well over the last 12 months.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?

The two most important sectors to this Fund by far are hospitals and senior living centers. We feel that the hospital sector gives us the ability to broadly diversify our holdings across geographic regions, maturities, credit quality and rural/urban differentials. We tried to stay away from hospitals in large urban areas that might be considered the fourth hospital in a three-hospital town. We focused on hospitals that have large market shares, managements with proven track records, strong financial fundamentals, or other characteristics that make us believe the hospital is a leader and a survivor within its market area. Senior living center revenue bonds gave the Fund an opportunity to own high coupon, long-duration bonds that we feel have very good pre-refunding characteristics. Most of our pre-refunding capital gains came from these two sectors. We believe that this trend should continue going forward.

We have been able to add to our education-revenue bonds and our special tax-revenue bonds over the last 12 months. We believe that these sectors provide very stable revenue bases that are used to pay debt service, and they provide ample opportunities to become a larger part of the portfolio. We have also added to our industrial-revenue bond holdings as corporate balance sheets and operating margins improved. In our opinion, this will likely continue to be another source of diversification for the Fund.

We continue to look to the healthcare and special tax sectors to potentially add value. As the economy improves, we believe yield spreads should continue to narrow. In our view, industrial-revenue bonds and pollution-control bonds should see continued credit quality improvement. We believe this will likely provide the opportunity to continue to add to this sector weighting. We intend to continue to stay broadly diversified across municipal bond sectors and geographic regions. More stable cash flows into the Fund should allow us to lower our cash reserves over the next six to 12 months and to stay more fully invested. As the Federal Reserve continues to tighten, we believe there will be better opportunities to improve the income generated for our shareholders.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of
$10,000 Investment

Waddell & Reed Advisors Municipal High Income Fund, Inc., Class A Shares(1)	$17,130
Lehman Brothers Municipal Bond Index	$19,258
Lipper High Yield Municipal Debt Funds Universe Average	$17,066

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

W&R ADVISORS MUNICIPAL HIGH INCOME FUND CLASS A SHARES
ANNUAL REPORT INDEX COMPARISONS
YEAR ENDED SEPTEMBER 30, 2004

		W&R ADVISORS	LEHMAN BROTHERS	LIPPER HIGH YIELD
		MUNICIPAL HIGH	MUNICIPAL	MUNICIPAL BOND
		INCOME FUND	BOND INDEX	FUNDS UNIVERSE AVG.

SEPT	1994	9,575	10,000	10,000
SEPT	1995	10,593	11,119	10,960
SEPT	1996	11,378	11,791	11,609
SEPT	1997	12,681	12,856	12,697
SEPT	1998	13,935	13,976	13,749
SEPT	1999	13,765	13,878	13,498
SEPT	2000	13,879	14,735	13,714
SEPT	2001	14,799	16,269	14,741
SEPT	2002	15,591	17,723	15,492
SEPT	2003	16,061	18,413	16,111
SEPT	2004	17,130	19,258	17,066

Average Annual Total Return(2)
	Class A	Class B	Class C	Class Y
1-year period ended 9-30-04	2.13%	1.75%	5.71%	6.87%
5-year period ended 9-30-04	3.57%	-	-	4.54%
10-year period ended 9-30-04	5.53%	-	-	-
Since inception of Class(3) through 9-30-04	-	3.33%	3.66%	3.57%

(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

(3)10-5-99 for Class B shares, 10-8-99 for Class C shares and 12-30-98 for Class Y shares (the date on which shares were first acquired and continuously held by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares

Illustration of Fund Expenses

      MUNICIPAL HIGH INCOME FUND

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and service fees, and other Fund expenses. The following table is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended September 30, 2004.

Actual Expenses

The first line for each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. There may be additional fees charged to holders of certain accounts that are not included in the expenses shown in the table. These fees apply to Individual Retirement Accounts (IRAs), IRA Rollovers, Roth IRAs, Conversion Roth IRAs, Simplified Employee Pension (SEP), Simple IRAs, Tax-Sheltered Accounts (TSAs), Keogh Plans, Owner Only 401(k) (Exclusive K) Plans and Final Pay Plans. As of the close of the six months covered by the table, a customer is charged an annual fee of $15 within each plan type. This fee is waived for IRA Rollovers and Conversion Roth IRAs if the customer owns another type of IRA. Coverdell Education Savings Account plans are charged an annual fee of $10 per customer. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value as such additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second line for each share class of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fund Expenses
For the Six Months Ended September 30, 2004	Beginning Account Value 3-31-04	Ending Account Value 9-30-04	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*
Based on Actual Fund Return(1)
Class A
	$1,000	$1,023	0.96%	$4.85
Class B
	1,000	1,019	1.82	9.21
Class C
	1,000	1,019	1.88	9.50
Class Y
	1,000	1,024	0.70	3.55
Based on 5% Return(2)
Class A
	$1,000	$1,020	0.96%	$4.84
Class B
	1,000	1,016	1.82	9.19
Class C
	1,000	1,016	1.88	9.48
Class Y
	1,000	1,022	0.70	3.55

*Fund expenses for each share class are equal to the Fund's annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by 183 days in the six-month period ended September 30, 2004, and divided by 365.

(1)This section uses the Fund's actual total return and actual Fund expenses. It is a guide to the actual expenses paid by the Fund in the period. The "Ending Account Value" shown is computed using the Fund's actual return and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period. For every thousand dollars a shareholder has invested, the expenses are listed in the fourth column.

(2)This section uses a hypothetical 5% return and actual Fund expenses. It helps to compare the Fund's ongoing costs with other mutual funds. A shareholder can compare the Fund's ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other Funds.

The above illustration is based on ongoing costs only and does not include any transactional costs, such as sales loads, redemption fees or exchange fees.

SHAREHOLDER SUMMARY OF MUNICIPAL HIGH INCOME FUND

Portfolio Highlights

On September 30, 2004, Waddell & Reed Advisors Municipal High Income Fund had net assets totaling $396,970,351 invested in a diversified portfolio.

As a shareholder of the Fund, for every $100 you had invested on September 30, 2004, your Fund owned:

Life Care/Nursing Center Revenue Bonds	$18.45
Hospital Revenue Bonds	$17.27
Other Municipal Bonds	$11.33
Housing Revenue Bonds	$8.90
Special Tax Bonds	$8.78
Industrial Development Revenue/Pollution Control Bonds	$7.91
Cash and Cash Equivalents	$7.43
City General Obligation Bonds	$5.22
Prerefunded ETM Bonds	$5.02
Derivative Bonds	$3.24
Resource Recovery Bonds	$2.45
Education Revenue Bonds	$2.41
Airport Revenue Bonds	$1.59

On September 30, 2004, the breakdown of bonds (by ratings) held by the Fund was as follows:

AAA	7.04%
AA	3.79%
A	3.48%
BBB	28.56%
BB	32.24%
B	16.30%
Below B	1.16%
Cash and Cash Equivalents and Equities	7.43%

Ratings reflected in the wheel above are taken from the following sources in order of preference: Standard & Poor's, Moody's or, if unrated, judged by WRIMCO to be of equivalent quality.

2004 TAX YEAR TAXABLE EQUIVALENT YIELDS(1)
If your Taxable Income is:						Your Marginal Tax	Equivalent Tax Free Yields
Joint Return			Single Return			Bracket Is	3%	4%	5%	6%

$0	-	14,300	$0	-	7,150	10%	3.33%	4.44%	5.56%	6.67%
$14,301	-	58,100	$7,151	-	29,050	15%	3.53%	4.71%	5.88%	7.06%
$58,101	-	117,250	$29,051	-	70,350	25%	4.00%	5.33%	6.67%	8.00%
$117,251	-	178,650	$70,351	-	146,750	28%	4.17%	5.56%	6.94%	8.33%
$178,651	-	319,100	$146,751	-	319,100	33%	4.48%	5.97%	7.46%	8.96%
$319,101 and above			$319,101 and above			35%	4.62%	6.15%	7.69%	9.23%

(1)Table is for illustration only and does not represent the actual performance of Waddell & Reed Advisors Municipal High Income Fund, Inc.

The Investments of Municipal High Income Fund

September 30, 2004
MUNICIPAL BONDS	Principal Amount in Thousands	Value

ARIZONA - 2.87%
Hayden-Winkelman Unified School District No. 41 of Gila County, Arizona, Capital Appreciation Refunding Bonds, Series 1995,
0.0%, 7-1-10	$6,145	$4,465,756
Arizona Health Facilities Authority, Hospital Revenue Bonds (John C. Lincoln Health Network), Series 2000,
7.0%, 12-1-25	3,500	3,805,480
The Industrial Development Authority of the County of Pima, Education Revenue Bonds:
Paradise Education Center Project, Series 2003A,
5.75%, 6-1-24	2,100	2,027,949
Noah Webster Basic School Project, Series 2004A,
6.125%, 12-15-34	1,115	1,090,135

		11,389,320

CALIFORNIA - 2.45%
Housing Authority of the County of San Bernadino, Multifamily Housing Revenue Bonds (Raintree Apartments Project), Series 2003A,
6.25%, 7-1- 42	5,000	4,998,900
State of California Various Purpose General Obligation Bonds,
5.0%, 2-1-23	2,620	2,714,634
California Statewide Communities Development Authority, Multifamily Housing Revenue Bonds (Colton Gardens Apartments Project), Series 2003A,
6.25%, 7-1- 42	2,000	1,997,840

		9,711,374

COLORADO - 9.46%
Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds:
Collegiate Academy of Colorado Project, A Charter School Created by Jefferson County School District R-1, Jefferson County, State of Colorado, Series 2002:
7.5%, 12-15-31	3,000	3,678,690
7.375%, 12-15-21	1,000	1,220,230
Stargate Charter School Project, Series 2002:
6.0%, 5-1-22	1,605	1,592,866
6.125%, 5-1-33	1,000	995,260
Sand Creek Metropolitan District, Adams County and City and County of Denver, Colorado, General Obligation Limited Tax Bonds:
Series 1998,
6.625%, 12-1-17	2,800	3,189,704
Series 1997,
7.125%, 12-1-16	1,905	2,171,548
Rampart Range Metropolitan District No. 1 (in the City of Lone Tree, Colorado), Revenue Bonds (Rampart Range Metropolitan District No. 2 Project), Series 2001,
7.75%, 12-1-26	4,500	4,665,150
City and County of Denver, Colorado, for and on behalf of its Department of Aviation, Airport System Revenue Refunding Bonds, Series 2002E,
13.183%, 11-15-10 (A)	3,000	3,862,470
Aspen Grove Business Improvement District in the City of Littleton, Colorado, Limited Tax General Obligation Bonds, Series 2001,
7.625%, 12-1-25	3,722	3,834,516
Pine Bluffs Metropolitan District (in the Town of Parker), Douglas County, Colorado, General Obligation Limited Tax Bonds, Series 2004,
7.25%, 12-1-24	3,325	3,343,487
Red Sky Ranch Metropolitan District, Eagle County, Colorado, General Obligation Bonds, Series 2003:
6.05%, 12-1-33	1,245	1,260,587
6.0%, 12-1-28	1,000	1,011,840
Southlands Metropolitan District No. 1 (in the City of Aurora), Arapahoe County, Colorado, General Obligation Bonds (Limited Tax Convertible to Unlimited Tax), Series 2004,
7.125%, 12-1-34	2,000	1,996,040
Cordillera Mountain Metropolitan District (Eagle County, Colorado), Subordinate Limited Tax (Convertible to Party Unlimited Tax), General Obligation Bonds, Series 2000B,
6.2%, 12-1-20	1,450	1,495,095
Church Ranch Metropolitan District, City of Westminster, Colorado, General Obligation Limited Tax Bonds, Series 2003,
6.0%, 12-1-33	1,260	1,267,598
Tallyn's Reach Metropolitan District No.3 (in the City of Aurora, Colorado), Limited Tax (Convertible to Unlimited Tax), General Obligation Bonds, Series 2004,
6.75%, 12-1-33	1,000	1,007,340
Deer Creek Metropolitan District, Jefferson County, Colorado, General Obligation Bonds, Series 2000,
7.625%, 12-1-19	750	946,942

		37,539,363

CONNECTICUT - 2.53%
Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue Bonds (Wheelabrator Lisbon Project), Series 1993A,
5.5%, 1-1-14	5,250	5,253,307
Connecticut Development Authority, Pollution Control Revenue Refunding Bonds (The Connecticut Light and Power Company Project - 1993B Series),
5.95%, 9-1-28	2,500	2,618,550
State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hospital for Special Care Issue, Series B:
5.375%, 7-1-17	1,580	1,391,206
5.5%, 7-1-27	950	788,899

		10,051,962

FLORIDA - 2.52%
Capital Projects Finance Authority, Continuing Care Retirement Community, Revenue Bonds (Capital Projects Loan Program - The Glenridgeon Palmer Ranch Project), Fixed Rate Revenue Bonds, Series 2002A,
8.0%, 6-1-32	5,000	5,062,750
Broward County, Florida, Passenger Facility Charge/Airport System Revenue, Convertible Lien Bonds, Series 1998H-1 (AMT),
5.25%, 10-1-11	1,525	1,645,704
Dade County Industrial Development Authority, Industrial Development Revenue Bonds, Series 1995 (Miami Cerebral Palsy Residential Services, Inc. Project),
8.0%, 6-1-22	1,600	1,637,024
City of Fort Walton Beach, First Mortgage Industrial Development Revenue Bonds, Series 1986 (Ft. Walton Beach Ventures, Inc. Project),
10.5%, 12-1-16 (B)	1,160	835,200
Miami-Dade County, Florida, Aviation Revenue Bonds, Series 2000A (AMT),
5.55%, 10-1-13	750	824,430

		10,005,108

GEORGIA - 2.60%
Coffee County Hospital Authority (Georgia), Revenue Anticipation Certificates (Coffee Regional Medical Center, Inc. Project), Series 1997A,
6.75%, 12-1-16	5,000	5,386,800
Brunswick and Glynn County Development Authority, Adjustable Rate First Mortgage Revenue Bonds (Coastal Community Retirement Corporation - Marsh's Edge Project), Series 2004B,
7.250%, 1-1-35	2,800	2,762,060
Savannah Economic Development Authority, First Mortgage Revenue Bonds (The Marshes of Skidaway Island Project), Series 2003A:
7.4%, 1-1-34	1,650	1,658,465
7.4%, 1-1-24	510	529,232

		10,336,557

ILLINOIS - 3.68%
Illinois Health Facilities Authority, Revenue Bonds:
Series 1994 (Holy Cross Hospital Project),
6.75%, 3-1-24	5,650	4,731,875
Series 2003A-1 (Villa St. Benedict Project),
6.9%, 11-15-33	2,000	2,018,620
Bloomington-Normal Airport Authority of McLean County, Illinois, Central Illinois Regional Airport, Passenger Facility Charge Revenue Bonds, Series 2001:
6.35%, 12-15-24	2,975	2,870,667
6.05%, 12-15-19	1,000	967,140
Village of Maywood, General Obligation Corporate Purpose Bonds, Series 2001C (Tax-Exempt),
5.5%, 1-1-21	2,000	2,150,340
Village of Hodgkins, Cook County, Illinois, Tax Increment Revenue Refunding Bonds, Series 1995A,
7.625%, 12-1-13	1,750	1,884,190

		14,622,832

IOWA - 1.62%
City of Cedar Rapids, Iowa:
First Mortgage Revenue Bonds, Series 1998-A (Cottage Grove Place Project),
5.875%, 7-1-28	5,000	3,792,000
First Mortgage Adjustable Revenue Bonds, Series 2004 (Cottage Grove Place Project),
6.5%, 7-1-33	2,655	2,649,504

		6,441,504

KANSAS - 1.99%
City of Olathe, Kansas, Senior Living Facility Revenue Bonds (Aberdeen Village, Inc.), Series 2000A,
8.0%, 5-15-30	3,255	3,553,939
Kansas Development Finance Authority, Multifamily Housing Revenue Bonds, Series 1998K (Pioneer Olde Town Apartments Project),
6.5%, 10-1-30	3,200	2,341,504

Certificates of Participation, Series 1998A,
      Evidencing Proportionate Interests of the
      Owners There of in Rental Payments to be
      Made by the City of Spring Hill, Kansas,
      to Spring Hill Golf Corporation,

6.5%, 1-15-28	4,000	2,000,000

		7,895,443

KENTUCKY - 0.93%
Kentucky Economic Development Finance Authority, Hospital System Refunding and Improvement Revenue Bonds, Series 1997 (Appalachian Regional Healthcare, Inc. Project),
5.875%, 10-1-22	4,000	3,705,120

LOUISIANA - 1.52%

Louisiana Local Government Environmental
      Facilities and Community Development Authority,
      Multifamily Housing Revenue Bond Anticipation
      Notes (Kingston Point and Camelot Apartments
      Project), Series 2001A,

6.25%, 7-1-05	4,000	4,000,000
Board of Commissioners of the Port of New Orleans, Industrial Development Revenue Refunding Bonds (Continental Grain Company Project), Series 1993,
7.5%, 7-1-13	2,000	2,035,520

		6,035,520

MAINE - 1.59%
Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Piper Shores Issue, Series 1999A:
7.55%, 1-1-29	5,000	5,274,150
7.5%, 1-1-19	1,000	1,058,720

		6,332,870

MARYLAND - 0.41%
Maryland Economic Development Corporation, Senior Lien Revenue Bonds (Rocky Gap Golf Course and Hotel/Meeting Center Project), Series 1996 A,
8.375%, 10-1-09 (B)	3,250	1,625,000

MASSACHUSETTS - 2.80%
Massachusetts Industrial Finance Agency:
First Mortgage Revenue Bonds, Reeds Landing Project, Series 1993,
7.1%, 10-1-28	7,500	7,594,350
Resource Recovery Revenue Refunding Bonds (Ogden Haverhill Project), Series 1998A Bonds:
5.6%, 12-1-19	2,500	2,506,500
5.5%, 12-1-13	1,000	1,011,880

		11,112,730

MICHIGAN - 0.67%
Garden City Hospital Finance Authority, Hospital Revenue and Refunding Bonds (Garden City Hospital Obligated Group), Series 1998A,
5.75%, 9-1-17	2,820	2,650,997

MISSOURI - 11.31%
Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds:
City of Independence, Missouri, Eastland Center Project:
Phase II, Series 2002B,
6.0%, 4-1-21	2,100	2,260,293
Phase IV, Series 2000B,
5.125%, 4-1-22	875	920,229
City of Branson, Missouri (Branson Landing Project), Series 2004A:
5.5%, 12-1-24	2,000	2,086,600
5.625%, 12-1-28	1,000	1,041,110
Santa Fe Redevelopment Project, Series 2001,
5.25%, 4-1-23	2,500	2,618,800
City of St. Joseph, Missouri - Triumph Foods, LLC Project, Series 2004A:
6.0%, 3-1-15	1,000	1,089,590
5.25%, 3-1-25	500	505,475
The Industrial Development Authority of the City of Kansas City, Missouri:
Health Care Facilities First Mortgage Revenue Bonds (The Bishop Spencer Place, Incorporated Project), Series 1994:
6.5%, 1-1-35	1,500	1,523,325
6.25%, 1-1-24	1,000	1,015,750
Revenue Bonds, Series 2004 (Plaza Library Project),
5.9%, 3-1-24	2,500	2,519,575
Multifamily Housing Revenue Bonds (Village Green Apartments Project), Series 1998,
6.25%, 4-1-30	1,665	1,306,942
City of Des Peres, Missouri, Tax Increment Refunding Revenue Bonds, Series 2002A (West County Center Project),
5.75%, 4-15-20	4,000	4,063,080
City of Belton, Missouri, Tax Increment Revenue Bonds (Belton Town Centre Project), Series 2004:
6.0%, 3-1-19	2,610	2,619,135
6.25%, 3-1-24	1,000	1,004,160
The Industrial Development Authority of the City of Cameron, Missouri, Health Facilities Revenue Bonds (Cameron Community Hospital), Series 2000,
6.25%, 12-1-21	3,250	3,506,392
Missouri Housing Development Commission, Multifamily Housing Revenue Bonds (The Mansion Apartments Phase II Project), Series 1999,
6.17%, 4-1-32	3,915	3,356,564
The Industrial Development Authority of St. Joseph, Missouri, Healthcare Revenue Bonds (Living Community of St. Joseph Project), Series 2002,
7.0%, 8-15-32	3,000	3,116,460
City of Chesterfield, Missouri, Tax Increment Refunding and Improvement Revenue Bonds, Series 2002 (Chesterfield Valley Projects),
4.5%, 4-15-16	2,860	2,906,875
M150 and 135th Street Transportation Development District Transportation Sales Tax Revenue Bonds (State Line Station Project - Kansas City, Missouri), Series 2004,
6.0%, 10-1-34	2,700	2,730,294
City of Ballwin, Missouri, Tax Increment Refunding and Improvement Revenue Bonds, Series 2002A (Ballwin Town Center Redevelopment Project),
6.25%, 10-1-17	2,200	2,230,624
The City of Nevada, Missouri (Nevada Regional Medical Center), Hospital Revenue Bonds, Series 2001,
6.75%, 10-1-22	2,000	2,113,560
The Industrial Development Authority of Callaway County, Missouri, Industrial Development Revenue Bonds (A.P. Green Refractories Co. Project), Series 1984,
8.6%, 11-1-14 (B)	900	360,000

		44,894,833

NEVADA - 0.90%
Clark County, Nevada, Special Improvement District No. 142 (Mountain's Edge), Local Improvement Bonds, Series 2003:
5.8%, 8-1-15	2,000	2,054,840
6.375%, 8-1-23	1,500	1,519,725

		3,574,565

NEW HAMPSHIRE - 1.55%
New Hampshire Health and Education Facilities Authority, Hospital Revenue Bonds, Catholic Medical Center Issue, Series 2002A:
5.75%, 7-1-22	2,750	2,794,825
5.0%, 7-1-12	625	651,412
Business Finance Authority of the State of New Hampshire, Revenue Bonds (Franklin Regional Hospital Association Project), Series A,
6.05%, 9-1-29	1,960	1,849,456
Lisbon Regional School District, New Hampshire, General Obligation Capital Appreciation School Bonds,
0.0%, 2-1-13	950	842,650

		6,138,343

NEW JERSEY - 5.03%
New Jersey Economic Development Authority:
Economic Development Bonds, Kapkowski Road Landfill Reclamation Improvement District Project (City of Elizabeth):
Series 1998A (Non-AMT):
5.5%, 4-1-12	5,955	6,349,519
6.375%, 4-1-18	2,385	2,936,054
First Mortgage Revenue Fixed Rate Refunding Bonds (Winchester Gardens at Ward Homestead Project), Series 1996A,
8.625%, 11-1-25	3,000	3,462,330
Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2003,
6.75%, 6-1-39	5,000	4,799,650
New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Columbus Hospital Issue, Series A,
7.5%, 7-1-21	1,425	1,393,351
Camden County Improvement Authority, Health Care Redevelopment Project Revenue Bonds, The Cooper Health System Obligated Group Issue, Series 1997,
6.0%, 2-15-27	1,000	1,011,740

		19,952,644

NEW MEXICO - 0.82%
New Mexico Hospital Equipment Loan Council, Hospital Revenue Bonds (Memorial Medical Center Project), Series 1996,
6.4%, 6-1-16	3,000	3,269,790

NEW YORK - 7.03%
Tobacco Settlement Financing Corporation, (State of New York), Asset-Backed Revenue Bonds, Series 2003B-1C (State Contingency Contract Secured),
9.128%, 6-1-10	7,500	9,011,850
Suffolk County Industrial Development Agency (New York):
Civic Facility Revenue Bonds, Series 1999B (The Southampton Hospital Association Civic Facility),
7.625%, 1-1-30	5,000	5,055,750
Continuing Care Retirement Community:
Fixed Rate Revenue Bonds (Peconic Landing at Southold, Inc. Project - Series 2000A),
8.0%, 10-1-20	2,000	2,119,540
First Mortgage Fixed Rate Revenue Bonds (Jefferson's Ferry Project - Series 1999A),
7.2%, 11-1-19	1,500	1,601,205
Dormitory Authority of the State of New York:
Third General Resolution Revenue Bonds (State University Educational Facilities Issue): Series 2002B,
5.25%, 11-15-23	3,500	3,878,910
Nyack Hospital Revenue Bonds, Series 1996,
6.25%, 7-1-13	1,000	978,850
County of Erie, New York, General Obligation Serial Bonds and Revenue Anticipation Notes, Public Improvement Serial Bonds - Series 2002A,
5.0%, 9-1-15	2,500	2,740,675
City of Yonkers Industrial Development Agency, Civic Facility Revenue Bonds (St. John's Riverside Hospital Project):
Series 2001B,
7.125%, 7-1-31	1,455	1,489,018
Series 2001A,
7.125%, 7-1-31	1,000	1,023,380

		27,899,178

NORTH CAROLINA - 1.56%
North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Refunding:
Series 2003D,
5.5%, 1-1-14	2,000	2,203,700
Series 2003A,
5.5%, 1-1-12	2,000	2,198,680
City of Durham, North Carolina, Multifamily Housing Revenue Bonds (Ivy Commons Project), Series 1997,
8.00%, 3-1-29	1,990	1,791,000

		6,193,380

OHIO - 1.29%
City of Toledo, Ohio, Multifamily Housing Mortgage Revenue Bonds, Series 1998-A (Hillcrest Apartments Project),
6.125%, 12-1-29	3,935	3,446,981
Toledo Lucas County Port Authority, Development Revenue Bonds (Northwest Ohio Bond Fund), Series 2004C (Toledo Express Airport Project),
6.375%, 11-15-32	1,650	1,688,726

		5,135,707

OKLAHOMA - 1.53%
The Oklahoma Development Finance Authority, Continuing Care Retirement Community, Revenue Bonds (Inverness Village Project), Fixed Rate Revenue Bonds, Series 2002A,
8.0%, 2-1-32	6,000	5,420,160
Trustees of the Oklahoma Ordnance Works Authority, Industrial Development Revenue Refunding Bonds (A.P. Green Industries, Inc. Project), Series 1992,
8.5%, 5-1-08 (B)	1,600	640,000

		6,060,160

OREGON - 1.38%
Gilliam County, Oregon, Variable Rate Demand Solid Waste Disposal Revenue Bonds (Waste Management Project), Series 2000A,
4.150%, 8-1-25	5,000	5,064,300
Myrtle Creek Building Authority, Gross Revenue Bonds, Series 1996A (Myrtle Creek Golf Course Project),
8.0%, 6-1-21 (B)	3,000	405,000

		5,469,300

PENNSYLVANIA - 3.82%
Allegheny County Hospital Development Authority, Health System Revenue Bonds (West Penn Allegheny Health System), Series 2000B,
9.25%, 11-15-22	6,000	6,905,040
The Borough of Langhorne Manor, Higher Education and Health Authority (Bucks County, Pennsylvania), Hospital Revenue Bonds, Series of 1992 (The Lower Bucks Hospital):
7.30%, 7-1-12	3,800	3,772,868
7.35%, 7-1-22	2,000	1,947,600
Allegheny County Industrial Development Authority (Pennsylvania), Environmental Improvement Revenue Bonds (USX Corporation Project), Refunding Series A 1994,
6.7%, 12-1-20	2,495	2,560,070

		15,185,578

RHODE ISLAND - 0.87%
City of Providence, Rhode Island, Special Obligation Tax Increment Bonds, Series D,
6.65%, 6-1-16	2,000	2,008,880
Rhode Island Health and Educational Building Corporation, Hospital Financing Revenue Bonds, St. Joseph Health Services of Rhode Island Issue, Series 1999,
5.75%, 10-1-14	1,400	1,441,328

		3,450,208

SOUTH CAROLINA - 2.68%
Tobacco Settlement Revenue Management Authority, Tobacco Settlement Asset-Backed Bonds, Series 2001B (Tax-Exempt),
6.375%, 5-15-28	8,750	8,121,838
McCormick County, South Carolina, Hospital Facilities Revenue Refunding and Improvement Bonds, Series 1997 (McCormick Health Care Center Project),
7.0%, 3-1-18	2,530	2,505,965

		10,627,803

TENNESSEE - 0.24%
Upper Cumberland Gas Utility District (of Cumberland County, Tennessee), Gas System Revenue Bonds, Series 1996,
7.0%, 3-1-16 (B)	1,400	966,000

TEXAS - 6.72%
Lubbock Health Facilities Development Corporation, Fixed Rate First Mortgage Revenue Bonds (Carillon, Inc. Project), Series 1999A,
6.5%, 7-1-19 (B)	7,795	5,846,250
North Central Texas Health Facilities Development Corporation, Retirement Facility Revenue Bonds (Northwest Senior Housing Corporation - Edgemere Project), Series 1999A, Fixed Rate Bonds:
7.5%, 11-15-29	4,000	4,203,600
7.25%, 11-15-19	1,000	1,050,180
Tarrant County Housing Finance Corporation, Multifamily Housing Revenue Notes (QuailRidge Apartments Project), Series 2002A,
6.25%, 4-1-07	4,100	4,099,918
Lufkin Health Facilities Development Corporation, Health System, Revenue and Refunding Bonds (Memorial Health System of East Texas), Series 1995,
6.875%, 2-15-26	3,660	3,850,137
City of Houston Housing Corporation No. 1, First Lien Revenue Refunding Bonds, Series 1996 (6800 Long Drive Apartments - Section 8 New Construction Program), Houston, Texas,
6.625%, 2-1-20	2,305	2,366,797
Decatur Hospital Authority, Hospital Revenue Bonds (Wise Regional Health System), Series 2004A,
5.625%, 9-1-13	1,890	1,865,846
Alvarado Industrial Development Corporation, Industrial Development Revenue Bonds (Rich-Mix Products of Texas, Inc. Project), Series 1996,
7.75%, 3-1-10	1,800	1,827,900
City of Houston Health Facilities, Development Corporation, Retirement Facility Revenue Bonds, (Buckingham Senior Living Community, Inc. Project), Series 2004A, Fixed Rate Bonds,
7.0%, 2-15-26	1,500	1,552,110

		26,662,738

UTAH - 0.85%
Utah Housing Finance Agency, Revenue Bonds (RHA Community Services of Utah, Inc. Project), Series 1997A,
6.875%, 7-1-27	2,430	2,414,448
Carbon County, Utah, Solid Waste Disposal Facility Revenue Refunding Bonds (Sunnyside Cogeneration Associates Project):
Series 1999A,
7.1%, 8-15-23	938	876,599
Series 1999B,
0.0%, 8-15-24	390	79,349

		3,370,396

VIRGINIA - 2.65%
Industrial Development Authority of King George County, Virginia, Variable Rate Demand Solid Waste Disposal Revenue Bonds (King George Landfill, Inc. Project), Series 2003A,
4.1%, 6-1-23	4,000	4,028,120
Pocahontas Parkway Association, Route 895 Connector, Toll Road Revenue Bonds, Senior Capital Appreciation Bonds, Series 1998B,
0.0%, 8-15-18	9,000	3,282,750
Norfolk Redevelopment and Housing Authority, Multifamily Rental Housing Facility Revenue Bonds, Series 1996 (1016 Limited Partnership - Sussex Apartments Project),
8.0%, 9-1-26	3,335	3,202,934

		10,513,804

WASHINGTON - 1.31%
Port of Anacortes, Washington, Revenue and Refunding Bonds, 1998 Series A (AMT),
5.625%, 9-1-16	3,790	3,928,373
Housing Authority of the City of Seattle, Low-Income Housing Assistance Revenue Bonds, 1995 (GNMA Collateralized Mortgage Loan - Kin On Project),
7.4%, 11-20-36	1,142	1,260,574

		5,188,947

WEST VIRGINIA - 0.67%
Upshur County, West Virginia, Solid Waste Disposal Revenue Bonds (TJ International Project), Series 1995,
7.0%, 7-15-25	2,500	2,644,300

WISCONSIN - 2.72%
Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Series 1995:
Hess Memorial Hospital Association, Inc. Project,
7.75%, 11-1-15	4,400	4,442,460
National Regency of New Berlin, Inc. Project,
8.0%, 8-15-25	4,310	4,401,717
City of Superior, Wisconsin, Water Supply Facilities Revenue Refunding Bonds (Superior Water, Light and Power Company Project), Series 1996,
6.125%, 11-1-21	1,910	1,964,588

		10,808,765

TOTAL MUNICIPAL BONDS - 92.57%		$367,462,139

(Cost: $366,526,285)

SHORT-TERM SECURITIES

Commercial Paper
Forest and Paper Products - 1.87%
Sonoco Products Co.,
1.92%, 10-1-04	7,429	7,429,000

Retail - General Merchandise - 1.01%
May Department Stores Company (The),
1.85%, 10-12-04	4,000	3,997,739

Total Commercial Paper - 2.88%		11,426,739

Municipal Obligations
Arizona - 0.02%
The Industrial Development Authority of the County of Maricopa, Variable Rate Demand Multifamily Housing Revenue Bonds (Gran Victoria Housing LLC Project), Series 2000A (Fannie Mae),
1.69%, 10-7-04	100	100,000

Colorado - 2.26%
287/42 General Improvement District (in the City of Lafayette, Colorado), General Obligation Limited Tax Bonds, Series 2000 (U.S. Bank National Association),
1.72%, 10-6-04	4,200	4,200,000
Colorado Health Facilities Authority, Revenue Refunding Bonds (Christian Living Campus - University Hills Project), Series 1997 (U.S. Bank Trust N.A.),
1.74%, 10-6-04	2,005	2,005,000
City and County of Denver, Colorado, Airport System Subordinate Revenue Refunding Bonds, Series 2001C1-C4, Subseries 2001C1 (Financial Guaranty Insurance Company),
1.45%, 10-18-04	2,000	2,000,000
Colorado Educational and Cultural Facilities Authority, Variable Rate Demand, Public Radio Revenue Bonds (Community Wireless of Park City, Inc. Project), Series 2003,
1.56%, 10-6-04	790	790,000

		8,995,000

Florida - 0.04%
Florida Housing Finance Agancy, Multi-Family Housing Revenue Refunding Bonds, 1987 Series A (The Crossings Project), (Freddie Mac),
1.6%, 10-6-04	150	150,000

Texas - 0.13%
Bexar County Housing Finance Corporation, Multifamily Housing Revenue Bonds, (Mitchell Village Apartments Project), Series 2000A-1 (Federal National Mortgage Association),
1.7%, 10-6-04	500	500,000

Wisconsin - 0.58%
City of West Allis, Wisconsin, Variable Rate Demand Revenue Bonds, Series 2001 (State Fair Park Exposition Center, Inc. Project), (Firstar Bank, National Association, Milwaukee, Wisconsin),
1.74%, 10-7-04	2,300	2,300,000

Total Municipal Obligations - 3.03%		12,045,000

TOTAL SHORT-TERM SECURITIES - 5.91%		$23,471,739

(Cost: $23,471,739)

TOTAL INVESTMENT SECURITIES - 98.48%		$390,933,878

(Cost: $389,998,024)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 1.52%		6,036,473

NET ASSETS - 100.00%		$396,970,351

Notes to Schedule of Investments

(A)	The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at September 30, 2004.
(B)	Non-income producing as the issuer has either missed its most recent interest payment or declared bankruptcy.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities

      MUNICIPAL HIGH INCOME FUND
       September 30, 2004
       (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost-$389,998) (Notes 1 and 3)	$390,934
Receivables:
Interest	7,153
Investment securities sold	835
Fund shares sold	418
Prepaid and other assets	27

Total assets	399,367

LIABILITIES
Payable to Fund shareholders	1,603
Payable for investment securities purchased	433
Dividends payable	179
Accrued service fee (Note 2)	75
Accrued shareholder servicing (Note 2)	47
Accrued accounting and administrative services fees (Note 2)	11
Accrued management fee (Note 2)	6
Due to custodian	3
Accrued distribution fee (Note 2)	2
Other	38

Total liabilities	2,397

Total net assets	$396,970

NET ASSETS
$1.00 par value capital stock:
Capital stock	$81,397
Additional paid-in capital	346,964
Accumulated undistributed income (loss):
Accumulated undistributed net investment income	275
Accumulated undistributed net realized loss on investment transactions	(32,602)
Net unrealized appreciation in value of investments	936

Net assets applicable to outstanding units of capital	$396,970

Net asset value per share (net assets divided by shares outstanding):
Class A	$4.88
Class B	$4.88
Class C	$4.88
Class Y	$4.88
Capital shares outstanding:
Class A	79,113
Class B	1,180
Class C	1,087
Class Y	17
Capital shares authorized	300,000

See Notes to Financial Statements.

Statement of Operations

      MUNICIPAL HIGH INCOME FUND
       For the Fiscal Year Ended September 30, 2004
       (In Thousands)

INVESTMENT INCOME
Interest and amortization (Note 1B)	$25,740

Expenses (Note 2):
Investment management fee	2,128
Service fee:
Class A	886
Class B	15
Class C	13
Shareholder servicing:
Class A	397
Class B	11
Class C	11
Class Y	-	*
Accounting and administrative services fees	129
Distribution fee:
Class A	18
Class B	43
Class C	38
Legal fees	75
Registration fees	51
Audit fees	22
Custodian fees	22
Other	94

Total expenses	3,953

Net investment income	21,787

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 3)
Realized net loss on investments	(6,017)
Unrealized appreciation in value of investments during the period	9,569

Net gain on investments	3,552

Net increase in net assets resulting from operations	$25,339

*Not shown due to rounding.

See Notes to Financial Statements.

Statement of Changes in Net Assets

      MUNICIPAL HIGH INCOME FUND
      (In Thousands)

	For the fiscal year ended September 30,

	2004	2003

DECREASE IN NET ASSETS
Operations:
Net investment income	$21,787	$23,978
Realized net loss on investments	(6,017)	(4,637)
Unrealized appreciation (depreciation)	9,569	(6,108)

Net increase in net assets resulting from operations	25,339	13,233

Distributions to shareholders from net investment income (Note 1D):(1)
Class A	(21,442)	(22,847)
Class B	(265)	(239)
Class C	(229)	(231)
Class Y	(7)	(230)

	(21,943)	(23,547)

Capital share transactions (Note 5)	(32,989)	(12,650)

Total decrease	(29,593)	(22,964)
NET ASSETS
Beginning of period	426,563	449,527

End of period	$396,970	$426,563

Undistributed net investment income	$275	$431

(1)See "Financial Highlights" on pages 31 - 34.

See Notes to Financial Statements.

Financial Highlights

      MUNICIPAL HIGH INCOME FUND
      Class A Shares
       For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended September 30,

	2004	2003	2002	2001	2000

Net asset value, beginning of period	$4.83	$4.95	$4.96	$4.92	$5.19

Income (loss) from investment operations:
Net investment income	0.26	0.26	0.26	0.28	0.30
Net realized and unrealized gain (loss) on investments	0.05	(0.12)	(0.01)	0.04	(0.27)

Total from investment operations	0.31	0.14	0.25	0.32	0.03

Less distributions:
Declared from net investment income	(0.26)	(0.26)	(0.26)	(0.28)	(0.30)
From capital gains	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)

Total distributions	(0.26)	(0.26)	(0.26)	(0.28)	(0.30)

Net asset value, end of period	$4.88	$4.83	$4.95	$4.96	$4.92

Total return(1)	6.66%	3.02%	5.35%	6.64%	0.83%
Net assets, end of period (in millions)	$386	$407	$431	$419	$417
Ratio of expenses to average net assets	0.95%	0.96%	1.03%	1.02%	0.94%
Ratio of net investment income to average net assets	5.41%	5.54%	5.39%	5.61%	6.08%
Portfolio turnover rate	28%	23%	23%	22%	22%

(1)Total return calculated without taking into account the sales load deducted on an initial purchase.

See Notes to Financial Statements.

Financial Highlights

      MUNICIPAL HIGH INCOME FUND
       Class B Shares
       For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended September 30,				For the period from 10-5-99(1) to
	2004	2003	2002	2001	9-30-00

Net asset value, beginning of period	$4.83	$4.95	$4.96	$4.92	$5.16

Income (loss) from investment operations:
Net investment income	0.22	0.22	0.22	0.23	0.25
Net realized and unrealized gain (loss) on investments	0.05	(0.12)	(0.01)	0.04	(0.24)

Total from investment operations	0.27	0.10	0.21	0.27	0.01

Less distributions:
Declared from net investment income	(0.22)	(0.22)	(0.22)	(0.23)	(0.25)
From capital gains	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)

Total distributions	(0.22)	(0.22)	(0.22)	(0.23)	(0.25)

Net asset value, end of period	$4.88	$4.83	$4.95	$4.96	$4.92

Total return	5.75%	2.15%	4.46%	5.71%	0.29%
Net assets, end of period (in millions)	$6	$6	$5	$3	$1
Ratio of expenses to average net assets	1.81%	1.80%	1.85%	1.91%	1.89	%(2)
Ratio of net investment income to average net assets	4.55%	4.71%	4.56%	4.68%	5.16	%(2)
Portfolio turnover rate	28%	23%	23%	22%	22	%(3)

(1)Commencement of operations of the class.
(2)Annualized.
(3)For the fiscal year ended September 30, 2000.

See Notes to Financial Statements.

Financial Highlights

      MUNICIPAL HIGH INCOME FUND
       Class C Shares
       For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended September 30,				For the period from 10-8-99(1) to
	2004	2003	2002	2001	9-30-00

Net asset value, beginning of period	$4.83	$4.95	$4.96	$4.92	$5.16

Income (loss) from investment operations:
Net investment income	0.22	0.22	0.22	0.23	0.25
Net realized and unrealized gain (loss) on investments	0.05	(0.12)	(0.01)	0.04	(0.24)

Total from investment operations	0.27	0.10	0.21	0.27	0.01

Less distributions:
Declared from net investment income	(0.22)	(0.22)	(0.22)	(0.23)	(0.25)
From capital gains	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)

Total distributions	(0.22)	(0.22)	(0.22)	(0.23)	(0.25)

Net asset value, end of period	$4.88	$4.83	$4.95	$4.96	$4.92

Total return	5.71%	2.16%	4.49%	5.74%	0.26%
Net assets, end of period (in millions)	$5	$5	$5	$3	$1
Ratio of expenses to average net assets	1.85%	1.80%	1.84%	1.84%	1.91	%(2)
Ratio of net investment income to average net assets	4.49%	4.70%	4.58%	4.72%	5.13	%(2)
Portfolio turnover rate	28%	23%	23%	22%	22	%(3)

(1)Commencement of operations of the class.
(2)Annualized.
(3)For the fiscal year ended September 30, 2000.

See Notes to Financial Statements.

Financial Highlights

      MUNICIPAL HIGH INCOME FUND
      Class Y Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended September 30,

	2004	2003	2002	2001	2000

Net asset value, beginning of period	$4.83	$4.95	$4.96	$4.92	$5.19

Income (loss) from investment operations:
Net investment income	0.27	0.27	0.26	0.27	0.30
Net realized and unrealized gain (loss) on investments	0.05	(0.12)	(0.01)	0.04	(0.27)

Total from investment operations	0.32	0.15	0.25	0.31	0.03

Less distributions:
Declared from net investment income	(0.27)	(0.27)	(0.26)	(0.27)	(0.30)
From capital gains	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)

Total distributions	(0.27)	(0.27)	(0.26)	(0.27)	(0.30)

Net asset value, end of period	$4.88	$4.83	$4.95	$4.96	$4.92

Total return	6.87%	3.17%	5.35%	6.45%	0.97%
Net assets, end of period (in thousands)	$83	$8,801	$8,646	$2	$18
Ratio of expenses to average net assets	0.75%	0.80%	0.63%	1.93%	1.08%
Ratio of net investment income to average net assets	5.78%	5.76%	5.68%	4.72%	5.96%
Portfolio turnover rate	28%	23%	23%	22%	22%

See Notes to Financial Statements.

Notes to Financial Statements

      September 30, 2004

Note 1 - Significant Accounting Policies

Waddell & Reed Advisors Municipal High Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to seek to provide a high level of income which is not subject to Federal income tax. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security valuation - Municipal bonds and the taxable obligations in the Fund's investment portfolio are not listed or traded on any securities exchange. Therefore, municipal bonds are valued using a pricing system provided by a pricing service or dealer in bonds. Restricted securities and securities for which market quotations are not readily available or are deemed not to be reliable because of significant events or circumstances identified between the closing of their principal markets and the closing of the New York Stock Exchange are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Short-term debt securities, whether taxable or nontaxable, are valued at amortized cost, which approximates market value.

B. Security transactions and related investment income - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Original issue discount (as defined in the Internal Revenue Code) and premiums on the purchase of bonds are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Interest income is recorded on the accrual basis. See Note 3 - Investment Security Transactions.

C. Federal income taxes - The Fund intends to distribute all of its net investment income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. In addition, the Fund intends to meet requirements of the Internal Revenue Code which will permit it to pay dividends from net investment income, substantially all of which will be exempt from Federal income tax. See Note 4 - Federal Income Tax Matters.

D. Dividends and distributions - All of the Fund's net investment income is declared and recorded by the Fund as dividends payable on each day to shareholders of record as of the close of the preceding business day. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, net operating losses and expiring capital loss carryovers.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2 - Investment Management and Payments to Affiliated Persons

Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of Waddell & Reed, Inc. ("W&R"), serves as the Fund's investment manager. The Fund pays a fee for investment management services. The fee is computed and paid daily based on the net asset value at the close of business. The fee is payable by the Fund at the annual rates of: 0.525% of net assets up to $500 million, 0.50% of net assets over $500 million and up to $1 billion, 0.45% of net assets over $1 billion and up to $1.5 billion, and 0.40% of net assets over $1.5 billion.

The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WRSCO"), a wholly owned subsidiary of W&R. Under the agreement, WRSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WRSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

Accounting Services Fee
Average Net Asset Level (in millions)			Annual Fee Rate for Each Level

From	$0 to	$10	$0
From	$10 to	$25	$11,500
From	$25 to	$50	$23,100
From	$50 to	$100	$35,500
From	$100 to	$200	$48,400
From	$200 to	$350	$63,200
From	$350 to	$550	$82,500
From	$550 to	$750	$96,300
From	$750 to	$1,000	$121,600
	$1,000 and Over		$148,500

In addition, for each class of shares in excess of one, the Fund pays WRSCO a monthly per-class fee equal to 2.5% of the monthly accounting services base fee.

The Fund also pays monthly a fee at the annual rate of 0.01% or one basis point for the first $1 billion of net assets with no fee charged for net assets in excess of $1 billion.

For Class A, Class B and Class C shares, the Fund pays WRSCO a monthly per account charge for shareholder servicing of $1.6958 for each shareholder account which was in existence at any time during the prior month. With respect to Class Y shares, the Fund pays WRSCO a monthly fee at an annual rate of 0.15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WRSCO for certain out-of-pocket costs for all classes.

As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $514,136. During the period ended September 30, 2004, W&R received $17,690 and $3,342 in deferred sales charges for Class B shares and Class C shares, respectively. With respect to Class A, Class B and Class C shares, W&R paid sales commissions of $331,848 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a distribution and/or service fee to W&R in an amount not to exceed 0.25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

Under the Distribution and Service Plan adopted by the Fund for Class B and Class C shares, respectively, the Fund may pay W&R a service fee of up to 0.25%, on an annual basis, of the average daily net assets of the class to compensate W&R for providing services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75%, on an annual basis, of the average daily net assets of the class to compensate W&R for distributing the shares of that class. The Class B Plan and the Class C Plan each permit W&R to receive compensation, through the distribution and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to reimbursement under the Class A Plan.

The Fund paid Directors' regular compensation of $22,954, which are included in other expenses.

As of November 2003, the Fund paid Frederick Vogel III special compensation of $159 for his service as lead independent director.

W&R is a subsidiary of Waddell & Reed Financial, Inc., a public holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

Note 3 - Investment Security Transactions

Purchases of investment securities, other than U.S. government obligations and short-term securities, aggregated $109,430,869, while proceeds from maturities and sales aggregated $149,223,267. Purchases of short-term securities aggregated $902,985,954, while proceeds from maturities and sales aggregated $894,158,424. No U.S. government obligations were purchased or sold during the period ended September 30, 2004.

For Federal income tax purposes, cost of investments owned at September 30, 2004 was $389,719,259, resulting in net unrealized appreciation of $1,214,619, of which $16,389,137 related to appreciated securities and $15,174,518 related to depreciated securities.

Note 4 - Federal Income Tax Matters

For Federal income tax purposes, the Fund's distributed and undistributed earnings and profit for the fiscal year ended September 30, 2004 and the related capital loss carryover and post-October activity were as follows:

Net ordinary income	$22,105,343
Distributed ordinary income	21,892,467
Undistributed ordinary income	766,049

Realized long-term capital gains	-
Distributed long-term capital gains	-
Undistributed long-term capital gains	-

Capital loss carryover	4,152,198

Post-October losses deferred	6,858,736

Internal Revenue Code regulations permit the Fund to defer into its next fiscal year net capital losses or net long-term capital losses incurred between each November 1 and the end of its fiscal year ("post-October losses").

Capital loss carryovers are available to offset future realized capital gain net income for Federal income tax purposes. The following shows the totals by year in which the capital loss carryovers will expire if not utilized.

September 30, 2009	$6,187,770
September 30, 2010	11,473,462
September 30, 2011	3,929,709
September 30, 2012	4,152,198

Total carryover	$25,743,139

Note 5 - Multiclass Operations

The Fund currently offers four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a separate shareholder servicing fee structure. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

Transactions in capital stock are summarized below. Amounts are in thousands.

	For the fiscal year ended 9-30-04	For the fiscal year ended 9-30-03

Shares issued from sale of shares:
Class A	5,688	6,757
Class B	186	476
Class C	491	300
Class Y	16	12,527
Shares issued from reinvestment of dividends:
Class A	3,429	3,690
Class B	44	43
Class C	44	44
Class Y	- *	47
Shares redeemed:
Class A	(14,222)	(13,348)
Class B	(276)	(220)
Class C	(427)	(358)
Class Y	(1,820)	(12,500)

Decrease in outstanding capital shares	(6,847)	(2,542)

Value issued from sale of shares:
Class A	$27,576	$32,508
Class B	900	2,311
Class C	2,375	1,457
Class Y	77	60,590
Value issued from reinvestment of dividends:
Class A	16,615	18,168
Class B	213	213
Class C	211	214
Class Y	1	228
Value redeemed:
Class A	(68,798)	(64,602)
Class B	(1,334)	(1,064)
Class C	(2,072)	(1,731)
Class Y	(8,753)	(60,942)

Decrease in outstanding capital	$(32,989)	$(12,650)

*Not shown due to rounding.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
Waddell & Reed Advisors Municipal High Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Waddell & Reed Advisors Municipal High Income Fund, Inc. (the "Fund") as of September 30, 2004, and the related statement of operations for the fiscal year then ended, the statements of changes in net assets for each of the two fiscal years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Waddell & Reed Advisors Municipal High Income Fund, Inc. as of September 30, 2004, the results of its operations for the fiscal year then ended, the changes in its net assets for each of the two fiscal years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
November 16, 2004

Income Tax Information

      September 30, 2004

Dividends are declared and recorded by the Fund on each day the New York Stock Exchange is open for business. Dividends are paid monthly.

Exempt Interest Dividends - The exempt interest portion of dividends paid represents the distribution of state and municipal bond interest and is exempt from Federal income taxation.

The table below shows the taxability of dividends paid during the fiscal year ended September 30, 2004:

	PERCENTAGE OF AMOUNTS PAID REPORTABLE AS:

	For Individuals			For Corporations

Record Date	Non- Qualifying	Long-Term Capital Gain	Exempt Interest	Non- Qualifying	Long-Term Capital Gain	Exempt Interest

Class A, B, C and Y
October 2003 through December 2003	2.40720%	-	97.59280%	2.40720%	-	97.59280%
January 2004 through September 2004	1.66508%	-	98.33492%	1.66508%	-	98.33492%

NON-QUALIFYING DIVIDENDS - The non-qualifying portion of distributions represents the taxable portion of dividends paid and does not qualify for the dividends received deduction for corporations.

The actual taxable amount of dividends will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

Income from the Fund may be subject to the alternative minimum tax. Shareholders are advised to consult with their tax adviser concerning the tax treatment of dividends and distributions from the Fund.

The Board of Directors of Waddell & Reed Advisors Municipal High Income Fund, Inc.

Each of the individuals listed below serves as a director for the Fund, and for the other portfolios within the Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios, Inc. and W&R Target Funds, Inc. (the "Advisors Fund Complex"), except that Mr. Hechler is not a Director of W&R Target Funds, Inc. Eleanor B. Schwartz, Joseph Harroz, Jr., Henry J. Herrmann and Keith A. Tucker also serve as directors or trustees of each of the portfolios in the Ivy Family of Funds. The Ivy Family of Funds consists of the portfolios in Ivy Funds and Ivy Funds, Inc. The Advisors Fund Complex, together with the Ivy Family of Funds, make up the Waddell & Reed Fund Complex.

Three of the four "interested" directors are "interested" by virtue of their current or former engagement as officers of Waddell & Reed Financial, Inc. (WDR) or its wholly-owned subsidiaries, including the funds' investment advisor, Waddell & Reed Investment Management Company (WRIMCO); the funds' principal underwriter, Waddell & Reed, Inc. (W&R); and the funds' transfer agent, Waddell & Reed Services Company (WRSCO), as well as by virtue of their personal ownership of shares of WDR. The fourth interested director is a partner in a law firm that has represented W&R within the past two years. The other directors (more than a majority of the total number) are disinterested; that is, they are not employees or officers of, and have no financial interest in, WDR or any of its wholly-owned subsidiaries, including W&R, WRIMCO and WRSCO.

DISINTERESTED DIRECTORS

James M. Concannon (56)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 42
Director since: 1997
Principal Occupations During Past 5 Years: Professor of Law, Washburn Law School (1988 to present); Dean, Washburn Law School (1988 to 2001)
Other Directorships held by Director: Director, Am Vestors CBO II, Inc., a bond investment firm

John A. Dillingham (65)
4040 Northwest Claymont Drive, Kansas City, MO 64116
Position held with Fund: Director
Number of portfolios overseen by Director: 42
Director since: 1997
Principal Occupations During Past 5 Years: President and Director, JoDill Corp. (1980 to present) and Dillingham Enterprises, Inc. (1997 to present), both farming enterprises
Other Directorships held by Director: Chairman, Clay Co. IDA and Kansas City Municipal Assistance Corp., both bonding authorities; Director, Salvation Army

David P. Gardner (71)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 42
Director since: 1998
Principal Occupation During Past 5 Years: President, William and Flora Hewlett Foundation (1993 to 1999)
Other Directorships held by Director: Chairman, J. Paul Getty Trust; Director, Fluor Corp.; Director, Salzburg Seminar

Linda K. Graves (51)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 42
Director since: 1995
Principal Occupation During Past 5 Years: Shareholder/attorney, Levy & Craig PC (1994 to present) (currently on leave of absence); First Lady of Kansas (1995 to 2003)
Other Directorships held by Director: None

Joseph Harroz, Jr. (37)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 70
Director since: 1998
Principal Occupations During Past 5 Years: Vice President and General Counsel of the Board of Regents, University of Oklahoma (1996 to present); Adjunct Professor, University of Oklahoma Law School (1997 to present); Managing Member, Harroz Investments, LLC, commercial enterprise investments (1998 to present)
Other Directorships held by Director: Director, Ivy Funds, Inc.; Trustee, Ivy Funds

John F. Hayes (84)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 42
Director since: 1988
Principal Occupation During Past 5 Years: Shareholder, Gilliland & Hayes, PA, a law firm; formerly, Chairman, Gilliland & Hayes (1995 to 2003)
Other Directorships held by Director: Director, Central Bank & Trust; Director, Central Financial Corp.

Glendon E. Johnson (80)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director Number of portfolios overseen by Director: 42
Director since: 1971
Principal Occupations During Past 5 Years: Retired
Other Directorships held by Director: Manager, Castle Valley Ranches LLC; Chairman, Wellness Council of America; Chairman, Bank Assurance Partners, marketing; Executive Board and Advisory Committee, Boy Scouts of America

Eleanor B. Schwartz (67)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 70
Director since: 1995
Principal Occupations During Past 5 Years: Professor Emeritus, University of Missouri at Kansas City (2003 to present); Professor of Business Administration, University of Missouri at Kansas City (1980 to 2003); Chancellor, University of Missouri at Kansas City (1991 to 1999)
Other Directorships held by Director: Director, Ivy Funds, Inc.; Trustee, Ivy Funds

Frederick Vogel III (69)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 42
Director since: 1971
Principal Occupation During Past 5 Years: Retired
Other Directorships held by Director: None

Interested Directors

Robert L. Hechler (67)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Director; formerly, President, Principal Financial Officer
Number of portfolios overseen by Director: 24
Director since: 1998
Principal Occupations During Past 5 Years: Consultant of WDR and W&R (2001 to present); Director of WDR (1998 to present); Executive Vice President and Chief Operating Officer of WDR (1998 to 2001); Director, Principal Financial Officer and Treasurer of W&R (1981 to 2001); Chief Executive Officer and President of W&R (1993 to 2001); Director, Executive Vice President, Principal Financial Officer and Treasurer of WRIMCO (1985 to 2001); Director and Treasurer of WRSCO (1981 to 2001); President of WRSCO (1981 to 1999)
Other Directorships held by Director: None

Henry J. Herrmann (61)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Director and President; formerly, Vice President
Number of portfolios overseen by Director: 70
Director since: 1998; President since: 2001
Principal Occupation(s) During Past 5 Years: Director, President and Chief Investment Officer of WDR (1998 to present); President and Chief Executive Officer of WRIMCO (1993 to present); Chief Investment Officer of WRIMCO (1991 to present); President, Chairman, Chief Executive Officer, Chief Investment Officer and Director of Waddell & Reed Ivy Investment Company (WRIICO), an affiliate of WDR (2002 to present); President of each of the Funds in the Fund Complex (2001 to present); Director of each of the Funds in the Fund Complex (1998 to present); President of Ivy Funds, Inc. (2001 to present); President of Ivy Funds (2002 to present); Chairman and Director of Ivy Services, Inc.; Treasurer of WDR (1998 to 1999)
Other Directorships held by Director: Director, Austin, Calvert & Flavin, an affiliate of WRIMCO; Director, Ivy Funds Distributor, Inc. (IFDI) an affiliate of WDR; Director of W&R; Director of WRIMCO; Director, Ivy Funds, Inc.; Trustee, Ivy Funds

Frank J. Ross, Jr. (51)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 42
Director since: 1996
Principal Occupation During Past 5 Years: Shareholder/Director, Polsinelli Shalton & Welte, a law firm (1980 to present)
Other Directorships held by Director: Director, Columbian Bank & Trust

Keith A. Tucker (59)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Chairman of the Board of Directors and Director; formerly, President
Number of portfolios overseen by Director: 70
Director since: 1995; Chairman of the Board of Directors since: 1998
Principal Occupation(s) During Past 5 Years: Chairman, Director and Chief Executive Officer of WDR (1998 to present); Chairman and Director of W&R, WRIMCO and WRSCO (1993 to present); Chairman of the Board of Directors of each of the Funds in the Fund Complex (1998 to present); Director of each of the Funds in the Fund Complex (1993 to present); Principal Financial Officer of WDR (1998 to 1999)
Other Directorships held by Director: Chairman and Director, Ivy Funds, Inc.; Chairman and Trustee, Ivy Funds

OFFICERS

Theodore W. Howard (62)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Vice President, Treasurer, Principal Accounting Officer, and Principal Financial Officer
Length of Time Served: Treasurer and Principal Accounting Officer, 28 years; Vice President, 17 years; Principal Financial Officer, 2 years
Principal Occupation(s) During Past 5 Years: Senior Vice President of WRSCO (2001 to present); Treasurer and Principal Accounting Officer of each of the Funds in the Fund Complex (1976 to present); Vice President of each of the Funds in the Fund Complex (1987 to present); Principal Financial Officer of each of the Funds in the Fund Complex (2002 to present); Vice President of Ivy Funds (2002 to present); Principal Financial Officer, Principal Accounting Officer and Treasurer of Ivy Funds (2003 to present); Assistant Treasurer of Ivy Funds (2002 to 2003); Vice President of WRSCO (1988 to 2001)
Directorships held: None

Kristen A. Richards (36)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Vice President, Secretary and Associate General Counsel
Length of Time Served: 4 years
Principal Occupation(s) During Past 5 Years: Vice President, Associate General Counsel and Chief Compliance Officer of WRIMCO (2000 to present); Vice President, Associate General Counsel and Chief Compliance Officer of WRIICO (2002 to present); Vice President and Secretary of each of the Funds in the Fund Complex (2000 to present); Vice President and Secretary of Ivy Funds (2002 to present); Assistant Secretary of each of the funds in the Fund Complex (1998 to 2000)
Directorships held: None

Daniel C. Schulte (38)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Vice President, Assistant Secretary and General Counsel
Length of Time Served: 4 years
Principal Occupation(s) During Past 5 Years: Vice President, Secretary and General Counsel of WDR (2000 to present); Senior Vice President, Secretary and General Counsel of W&R, WRIMCO and WRSCO (2000 to present); Senior Vice President, General Counsel and Assistant Secretary of Ivy Services, Inc. (2002 to present); Vice President, General Counsel and Assistant Secretary of WRIICO (2002 to present); Vice President, General Counsel and Assistant Secretary of each of the Funds in the Fund Complex (2000 to present); Vice President and Assistant Secretary of Ivy Funds (2002 to present); Assistant Secretary of WDR (1998 to 2000)
Directorships held: None

Additional Information about Directors

Waddell & Reed Advisors Municipal High Income Fund, Inc. Statement of Additional Information ("SAI") includes additional information about Fund directors. The SAI is available without charge, upon request, by calling 1.888.WADDELL and is also available on the Fund's website at http://www.waddell.com.

Annual Privacy Notice

Waddell & Reed, Inc., Waddell & Reed Advisors Group of Mutual Funds and Waddell & Reed InvestEd Portfolios, Inc. ("Waddell & Reed") are committed to ensuring their customers have access to a broad range of products and services to help them achieve their personal financial goals. In the course of doing business with Waddell & Reed, customers are requested to share financial information and they may be asked to provide other personal details. Customers can be assured that Waddell & Reed is diligent in its efforts to keep such information confidential.

Recognition of a Customer's Expectation of Privacy

At Waddell & Reed, we believe the confidentiality and protection of customer information is one of our fundamental responsibilities. And while information is critical to providing quality service, we recognize that one of our most important assets is our customers' trust. Thus, the safekeeping of customer information is a priority for Waddell & Reed.

Information Collected

In order to tailor available financial products to your specific needs, Waddell & Reed may request that you complete a variety of forms that require nonpublic personal information about your financial history and other personal details, including but not limited to, your name, address, social security number, assets, income and investments. Waddell & Reed may also gather information about your transactions with us, our affiliates and others.

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While Waddell & Reed may disclose information it collects from applications and other forms, as described above, we at Waddell & Reed also want to assure all of our customers that whenever information is used, it is done with discretion. The safeguarding of customer information is an issue we take seriously.

Categories of Parties to whom we disclose nonpublic personal information

Waddell & Reed may disclose nonpublic personal information about you to the following types of third parties: selectively chosen financial service providers, whom we believe have valuable products or services that could benefit you. Whenever we do this, we carefully review the company and the product or service to make sure that it provides value to our customers. We share the minimum amount of information necessary for that company to offer its product or service. We may also share information with unaffiliated companies that assist us in providing our products and services to our customers; in the normal course of our business (for example, with consumer reporting agencies and government agencies); when legally required or permitted in connection with fraud investigations and litigation; and at the request or with the permission of a customer.

Opt Out Right

If you prefer that we not disclose nonpublic personal information about you to nonaffiliated third parties, you may opt out of those disclosures, that is, you may direct us not to make those disclosures (other than disclosures permitted by law). If you wish to opt out of disclosures to nonaffiliated third parties, please provide a written request to opt out with your name and account number(s) or social security number to: Waddell & Reed, Attn: Opt Out Notices, P.O. Box 29220, Shawnee Mission, Kansas 66201. You may also call 1.888.WADDELL and a Client Services Representative will assist you.

Confidentiality and Security

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

Proxy Voting Information Proxy Voting Guidelines

A description of the policies and procedures Waddell & Reed Advisors Municipal High Income Fund, Inc. uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-888-WADDELL and (ii) on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

Proxy Voting Records

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available on Form N-PX through the Corporation's website at http://www.waddell.com and on the SEC's website at http://www.sec.gov.

Quarterly Portfolio Schedule Information

Beginning with the quarter ending December 31, 2004, a complete schedule of portfolio holdings for the first and third quarters of each fiscal year will be filed with the SEC on the Fund's Form N-Q. Form N-Q may be obtained in the following ways:

  On the SEC's website at http://www.sec.gov.
  For review and copy at the SEC's Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by callling 1.800.SEC.0330.
  On the Fund's website at http://www.waddell.com.
Householding Notice

If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Fund) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

Fax your request to 800.532.2749.

Write to us at the address listed on the back cover.

Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.

This page for your notes and calculations.

The Waddell & Reed Advisors Funds Family

Global/International Funds

      Waddell & Reed Advisors Global Bond Fund

      Waddell & Reed Advisors International Growth Fund

Domestic Equity Funds

      Waddell & Reed Advisors Accumulative Fund

      Waddell & Reed Advisors Core Investment Fund

      Waddell & Reed Advisors Dividend Income Fund

      Waddell & Reed Advisors New Concepts Fund

      Waddell & Reed Advisors Small Cap Fund

      Waddell & Reed Advisors Tax-Managed Equity Fund

      Waddell & Reed Advisors Value Fund

      Waddell & Reed Advisors Vanguard Fund

Fixed Income Funds

      Waddell & Reed Advisors Bond Fund

      Waddell & Reed Advisors Government Securities Fund

      Waddell & Reed Advisors High Income Fund

      Waddell & Reed Advisors Limited-Term Bond Fund

      Waddell & Reed Advisors Municipal Bond Fund

      Waddell & Reed Advisors Municipal High Income Fund

Money Market Funds

      Waddell & Reed Advisors Cash Management

Specialty Funds

      Waddell & Reed Advisors Asset Strategy Fund

      Waddell & Reed Advisors Continental Income Fund

      Waddell & Reed Advisors Retirement Shares

      Waddell & Reed Advisors Science and Technology Fund

1.888.WADDELL
Visit us online at www.waddell.com

Investors should consider the investment objectives, risks, charges and expenses of a fund carefully before investing. For a prospectus containing this and other information for the Waddell & Reed Advisors Funds, call your financial advisor or visit us online at www.waddell.com. Please read the prospectus carefully before investing.

Waddell & Reed Advisors Funds
6300 Lamar Avenue
P.O. Box 29217
Shawnee Mission, Kansas 66201-9217

NUR1014A (9-04)

ITEM 2. CODE OF ETHICS

(a)

As of September 30, 2004, the Registrant has adopted a code of ethics (the "Code"), as defined in Item 2 of Form N-CSR, that applies to the Principal Executive Office and Principal Financial Officer or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

(b)

There have been no amendments, during the period covered by this report, to a provision of the Code that applies to the registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the Code.

(c)

During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from a provision of the Code that applies to the registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether those individuals were employed by the registrant or a third party, that related to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Directors of the Registrant has determined that Glendon E. Johnson, Sr. is an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. Mr. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for each of the last two fiscal years are as follows:

	2003	$17,800
	2004	19,000

(b)	Audit-Related Fees

The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's annual financial statements and are not reported under paragraph (a) of this Item are as follows:

	2003	$1,280
	2004	1,500

	These fees are related to the review of Form N-1A and to the review of merger proxies.

(c)	Tax Fees

	The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows:

	2003	$1,480
	2004	1,600

	These fees are related to the review of the registrant's tax returns.

(d)	All Other Fees

	The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this item are as follows:

	2003	$227
	2004	718

	These fees are related to the review of internal control and the review of additional security-related costs.

(e)	(1)	Registrant's audit committee considers with the principal accountants all audit services to be provided by the principal accountants and pre-approves all such audit services.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant during the fiscal year in which the services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser (not including any subadvisor whose role is primarily portfolio management and is subcontracted and overseen by the investment advisor) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant for all services and by the registrant's investment adviser for non-audit services if the engagement relates directly to the operations or financial reporting of the registrant during the fiscal year in which those services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

(e)	(2)

None of the services described in each of paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to the waiver provisions of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)

$2,987 and $3,818 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant. $115,525 and $175,447 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Item 1 Shareholder Report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Registrant has no such procedures.

ITEM 10. CONTROLS AND PROCEDURES.

(a)

The Registrant's Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, have concluded that such controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective and adequately designed to ensure that information required to be disclosed by the Registrant in its reports that it files or submits is accumulated and communicated to the Registrant's management, including the Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, as appropriate, to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1) The Code described in Item 2 of this Form N-CSR.

Attached hereto as Exhibit 99.CODE.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).

Attached hereto as Exhibit 99.CERT.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)).

Attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Waddell & Reed Advisors Municipal High Income Fund, Inc.
(Registrant)

By	/s/Kristen A. Richards
Kristen A. Richards, Vice President and Secretary

Date December 9, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/Henry J. Herrmann
Henry J. Herrmann, President and Principal Executive Officer

Date December 9, 2004

By	/s/Theodore W. Howard
Theodore W. Howard, Treasurer and Principal Financial Officer

Date December 9, 2004